Q4 & Full-Year 2023 Earnings February 2024 Exhibit 99.2

Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company’s outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, the Company’s ability to execute on its long-term strategy; the Company’s ability to successfully compete in its competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its growth; the Company’s ability to maintain or improve its operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; equipment supply disruptions; general economic conditions that impact consumer spending or result in competitive responses; accounting standard changes; the current inflationary environment and future potential inflationary and/or deflationary trends; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings, including, without limitation, the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. Non-GAAP Financial Measures We refer to adjusted gross profit, adjusted gross margin, EBIT, adjusted EBIT, adjusted EBIT Margin, and adjusted diluted earnings per share, each of which is a Non-GAAP Financial Measure. These measures are not prepared in accordance with, and are not intended as alternatives to, generally accepted accounting principles in the United States, or GAAP. The Company's management believes that such measures provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the Company’s financial results, and certain of these measures may be used as components of incentive compensation. The Company defines adjusted gross profit as gross profit, excluding the impact of special items. Adjusted gross margin reflects adjusted gross profit divided by net sales for the applicable period. EBIT is defined as net income before interest expense and provision for income tax, and adjusted EBIT as EBIT, excluding the impact of special items. Adjusted EBIT Margin reflects adjusted EBIT, divided by net sales for the applicable period. The Company defines adjusted diluted earnings per share as diluted earnings per share excluding the impact of special items. Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. To the extent forward looking non-GAAP financial measures are provided herein, they are not reconciled to comparable forward-looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Sprouts 2023 Accomplishments Opened 30 new stores, all in the new format Sales of Sprouts Brand grew 13% in 2023 and added 400 new items Created supply chain capacity with a new California DC and expanded Texas DC to support Sprouts’ long-term growth E-commerce grew to 12.2% of our sales and added DoorDash to expand access to Sprouts Best customer service scores in company history Adjusted Diluted EPS up 19%(1) Created ~3,000 new jobs, promoted more than 20% of our team members See the Appendix to this presentation for a reconciliation of diluted EPS to Adjusted diluted EPS. Reflects comparison of 2023 adjusted diluted EPS to 2022 diluted EPS

Fourth Quarter 2023 Highlights Net Sales +8% Comps(1) +3.3% Diluted EPS $0.49 EPS Growth(2) +17% New Store Openings 6 Share Repurchases(3) $23M Comparable Store Sales Reflects comparison of Q4 23 diluted EPS to Q4 22 diluted EPS Excluding excise tax

Fourth Quarter Sales Drivers Solid positive traffic trends continue in-store and online Added Uber Eats to our Omnichannel offering to expand access to Sprouts Differentiated departments (e.g., Proteins, Grocery, Dairy, and Frozen) driving results Strength in Sprouts Brand, including new holiday items and seasonal favorites Convenience holiday meals and attribute-driven holiday items were strong

Full-Year 2023 Highlights Net Sales +7% Comps(1) +3.4% Adj. diluted EPS(2) $2.84 EPS Growth(3) 19% New Stores 30 Cash Generation $465M From Operations Share Repurchases (4) $203M Comparable Store Sales See the Appendix to this presentation for a reconciliation of diluted EPS to Adjusted diluted EPS Reflects comparison of 2023 adjusted diluted EPS to 2022 diluted EPS Excluding excise tax

Maintaining a Structurally Improved Margin Profile 7 (1) 2023 gross margin is on an adjusted basis. See the Appendix to this presentation for a reconciliation of gross margin to adjusted gross margin (2) See the Appendix to this presentation for a reconciliation of EBIT to adjusted EBIT - for 2022, adjustments to EBIT were immaterial; thus, only EBIT is presented.

Strong Balance Sheet, Robust Cash Flows Self Fund our Growth and Deliver Shareholder Value through Ongoing Share Repurchase Program ($ in mm) Capital expenditures are net of landlord reimbursement Excluding excise tax (1) (2)

Full-Year 2024 Outlook Expect to open approximately 35 new stores Capex $225M to $245M First Quarter, 2024: Comp sales growth of 2.5% to 3.5% and adj. diluted EPS $0.98 to $1.02 Total sales growth of 5.5% to 7.5% Comp sales growth of 1.5% to 3.5% Adj. earnings before interest & taxes (EBIT) $397M to $412M Adj. diluted earnings per share (EPS) $2.85 to $2.95

Appendix

SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) The following table shows a reconciliation of adjusted gross profit to gross profit, adjusted gross margin to gross margin, EBIT and adjusted EBIT to net income, adjusted EBIT margin to EBIT margin, as well as a reconciliation of net income and diluted earnings per share to adjusted net income and adjusted diluted earnings per share for the fiscal years ended Dec 31, 2023, Jan 1, 2023, Jan 2, 2022, Jan 3, 2021, and Dec 29, 2019: Appendix Includes approximately $3 million in Cost of sales related to store closures and our supply chain transition. Includes approximately $28 million in store closure and other costs, net primarily related to impairment charges and $6 million in Depreciation and amortization (exclusive of depreciation in cost of sales) for accelerated depreciation in connection with store closures, $9 million in selling, general and administrative expenses related to stores closures, our supply chain transition and acquisition-related costs, and $3 million in Cost of sales related to store closures and our supply chain transition. After-tax impact includes the tax benefit on the pre-tax charge. Includes professional fees related to strategic initiatives. After-tax impact includes the tax benefit on the pre-tax charge. Includes direct costs associated with store closures or relocations. After-tax includes the tax benefit on the pre-tax charge.